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                                                                    EXHIBIT 99.1

                                 CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            (SUBSECTIONS (a) and (b) OF SECTION 1350, CHAPTER 63 OF
                         TITLE 18, UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Biogen, Inc., a Massachusetts corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

     The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2002                 /s/ James C. Mullen
                                        ------------------------------------
                                        JAMES C. MULLEN
                                        CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                         AND PRESIDENT


Dated: August 14, 2002                  /s/ Peter N. Kellogg
                                        -------------------------------------
                                        PETER N. KELLOGG
                                        EXECUTIVE VICE PRESIDENT - FINANCE
                                         AND CHIEF FINANCIAL OFFICER

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.